Skyline Funds

Skyline Special Equities Portfolio

SUPPLEMENT DATED SEPTEMBER 20, 2007

TO THE PROSPECTUS

DATED MAY 1, 2007

At a meeting held on September 18, 2007, the Board of Trustees of Skyline Funds unanimously approved an agreement and plan of reorganization relating to the reorganization (the “Reorganization”) of the Skyline Special Equities Portfolio (the “Fund”) into a new series of Managers AMG Funds (the “Managers Fund.”)

Managers Investment Group LLC (“Managers”) would serve as the investment adviser for the Managers Fund, with overall supervisory responsibility for the Managers Fund’s investment activities.  Skyline Asset Management, L.P., the Fund’s current investment adviser, is proposed to serve as the investment subadvisor for the Managers Fund. As a result of the Reorganization, the Skyline personnel involved in managing the Managers Fund’s portfolio will be the same personnel currently managing the Fund’s portfolio.

The Reorganization is contingent upon the satisfaction of a number of conditions, including approval by Fund shareholders.  It is estimated that shareholders will receive a proxy statement/prospectus in mid-October 2007 relating to the proposed Reorganization, and that a special shareholders’ meeting will be held in mid-December 2007, at which approval of the Reorganization will be considered.

Shareholders are urged to read the proxy statement/prospectus carefully when it becomes available. It will contain important information regarding the Reorganization.

If approved by shareholders, the Reorganization currently is expected to take place before the end of the year.